UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2015 (December 18, 2015)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2015, BancorpSouth, Inc. (the “Company”) entered into Amended and Restated Change in Control Agreements with several executive officers, including each of its “Named Executive Officers”: James D. Rollins III, the Company’s Chairman and Chief Executive Officer; Chris A. Bagley, the Company’s President and Chief Operating Officer; William L. Prater, the Company’s Senior Executive Vice President, Treasurer and Chief Financial Officer; W. James Threadgill, Jr., the Company’s Senior Executive Vice President and Chief Business Development Officer; and James R. Hodges, the Company’s Senior Executive Vice President and Chief Credit Officer (each, an “Amended and Restated Change in Control Agreement” and, together, the “Amended and Restated Change in Control Agreements”). The Amended and Restated Change in Control Agreements replace the change in control agreements the Company previously entered into with each of these officers (including the change in control arrangements contained in Mr. Rollins’ employment agreement) and contain substantially similar terms as those that are being replaced other than the following amendments:

(i)	Mr. Hodges’ Amended and Restated Change in Control Agreement changes from 100% to 200% the multiple of his annual base compensation and maximum annual cash incentive award payable to Mr. Hodges upon his termination of employment without “cause,” or Mr. Hodges’ resignation for “good reason,” each within 24 months after a change in control; and

(ii)	The Amended and Restated Change in Control Agreements for each of Messrs. Rollins, Bagley, Prater, Threadgill and Hodges now include a “sunset” provision. The prior agreements had no expiration date. As amended and restated, the new agreements have a term of three years. The term is automatically extended for one year at the end of each year during the term unless the Company has provided notice to such executive of non-renewal.

The foregoing description of the Amended and Restated Change in Control Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Change in Control Agreements which are filed as Exhibits 10.1 through 10.5 with this Current Report on Form 8-K and which are incorporated herein by reference in their entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	BancorpSouth, Inc. Amended and Restated Change in Control Agreement for James D. Rollins III

Exhibit 10.2	BancorpSouth, Inc. Amended and Restated Change in Control Agreement for Chris A. Bagley

Exhibit 10.3	BancorpSouth, Inc. Amended and Restated Change in Control Agreement for William L. Prater

Exhibit 10.4	BancorpSouth, Inc. Amended and Restated Change in Control Agreement for W. James Threadgill, Jr.

Exhibit 10.5	BancorpSouth, Inc. Amended and Restated Change in Control Agreement for James R. Hodges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Senior Executive Vice President and Chief Administrative Officer

Date: December 23, 2015

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	BancorpSouth, Inc. Amended and Restated Change in Control Agreement for James D. Rollins III

Exhibit 10.2	BancorpSouth, Inc. Amended and Restated Change in Control Agreement for Chris A. Bagley

Exhibit 10.3	BancorpSouth, Inc. Amended and Restated Change in Control Agreement for William L. Prater

Exhibit 10.4	BancorpSouth, Inc. Amended and Restated Change in Control Agreement for W. James Threadgill, Jr.

Exhibit 10.5	BancorpSouth, Inc. Amended and Restated Change in Control Agreement for James R. Hodges